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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2001

                            American Healthways, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                       000-19364                  62-1117144
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(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)



   3841 Green Hills Village Drive
        Nashville, Tennessee                                        37215
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (615) 665-1122
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          (Former name or former address, if changed since last report)


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Item 9.     Regulation FD Disclosure.

         A press release issued by American Healthways, Inc. on September 27, 2001 is attached hereto as Exhibit 99.









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                     American Healthways, Inc.


                                     By: /s/ Henry D. Herr
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                                     Name: Henry D. Herr
                                     Title: Executive Vice President and
                                            Chief Financial Officer


Date: September 28, 2001









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                                  Exhibit Index

Exhibit No.                              Description
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
    99                   Press Release dated September 27, 2001.












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